UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2021

CORTEXYME, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38890	90-1024039
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

269 East Grand Ave. South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 910-5717

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRTX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) Compensatory Arrangements of Principal Executive Officer, Principal Financial Officer and Named Executive Officers

2021 Corporate Goals and Bonus Information

On January 19, 2021, the Compensation Committee (the “Committee”) of Cortexyme, Inc. (the “Company”) approved the Company’s 2021 corporate objectives for purposes of determining bonuses, if any, for the Company’s executive officers with respect to 2021 performance.

The Company’s 2021 corporate goals include the achievement of specified milestones relating to: (i) the Company’s GAIN trial and clinical execution and engagement; (ii) the Company’s other ongoing clinical trials and pipeline opportunities; (iii) ongoing management of preclinical and chemical, manufacturing and control (CMC) development milestones; (iv) the Company’s operating plan and corporate governance/compliance; (v) market development and engagement; and (vi) commercialization planning.

The cash bonus for executive officers will be based on the achievement of the 2021 corporate goals. The executive officers’ actual bonuses for fiscal year 2021 may exceed 100% of his or her 2021 target bonus percentage in the event performance exceeds the predetermined goals and/or upon the achievement of other specified goals. Payment of bonuses to the Company’s executive officers under the 2021 bonus program and the actual amount of such bonus, if any, are at the discretion of the Committee or the Board.

2020 bonus payouts and target performance bonus percentages for fiscal year 2021 for the Company’s named executive officers are set forth below. Target performance bonus percentages are expressed as a percentage of the corresponding 2021 annual base salary.

Name	2020 Bonus Payout	2021 Target Bonus Percentage
Casey C. Lynch, President and Chief Executive Officer	$262,500	55%
Christopher Lowe, Chief Financial Officer	$156,000	40%
Michael Detke, M.D., Ph.D., Chief Medical Officer	$164,000	40%
Stephen S. Dominy, M.D., Chief Scientific Officer	$156,000	40%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORTEXYME, INC.

	By:	/s/ Caryn G. McDowell
Date: January 25, 2021	Title:	Chief Legal and Administrative Officer and Corporate Secretary